UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2015

PolyOne Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Effective May 15, 2015, Julie A. McAlindon will no longer serve as Senior Vice President, President of Designed Structures and Solutions of PolyOne Corporation, an Ohio corporation (the “Company”). Richard N. Altice was named as her replacement.

On May 14, 2015, the shareholders of the Company, upon the recommendation of the Company’s Board of Directors (the “Board”), approved (1) the Amended and Restated PolyOne Corporation 2010 Equity and Performance Incentive Plan (the “Amended Equity Plan”) and (2) the Amended and Restated PolyOne Corporation Senior Executive Annual Incentive Plan (the “Incentive Plan”). The Board adopted the Amended Equity Plan and the Incentive Plan on March 6, 2015, each subject to shareholder approval.

The Amended Equity Plan authorizes the Compensation Committee to provide equity-based compensation in the form of a variety of awards including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other awards for the purpose of attracting and retaining directors, officers and other employees of the Company and its subsidiaries and providing such persons incentives and rewards for performance. The Amended Equity Plan increases the maximum number of shares that may be issued or transferred under the plan by 1,200,000 (from 5,000,000 common shares to 6,200,000 common shares), plus any common shares relating to awards that expire or are forfeited or cancelled under the Amended Equity Plan, subject to adjustment as provided in the Amended Equity Plan. Following approval of the Amended Equity Plan, the total shares available for future issuance under the Amended Equity Plan is 2,160,927 shares.

Under the Amended Equity Plan, the management objectives applicable to awards of performance shares, performance units, restricted stock, restricted stock units, or certain other awards contemplated under the Amended Equity Plan (or portions of such awards) intended to qualify as “qualified performance-based compensation” must be based on one or more, or a combination, of the following criteria:

•	Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit — these profitability metrics could be measured before certain specified special items and/or subject to GAAP definition);

•	Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

•	Returns (e.g., Profits or Cash Flow returns on: assets, invested capital, net capital employed, sales, and equity);

•	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

•	Profit Margins (e.g., Profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

•	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

•	Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth by targeted country, region or end market, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to shareholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

•	Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices, succession planning and talent development, employee benefits, supervision of litigation and information technology, and synergies and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

The Incentive Plan is designed to provide key executives of the Company with an opportunity to receive incentive compensation as a reward for performance above the ordinary performance standards compensated by base salary, and for their contributions to the performance of the Company. The Incentive Plan authorizes the Compensation Committee to make awards to key executives upon the achievement of performance targets that are based on measures of performance. These performance measures will be determined by the Compensation Committee for each plan year and will be based on one or more, or a combination, of the management objectives described above for the Amended Equity Plan.

The maximum award that will be available to a participant each plan year will in no event be more than $3,000,000. Awards may be paid in cash or in the form of restricted shares or share equivalent units, as determined by the Compensation Committee. Participants will generally be eligible to receive interim lump-sum cash payments in the event of a “Change of Control,” as that term is defined in the Incentive Plan.

The descriptions of the Amended Equity Plan and the Incentive Plan are qualified in their entirety by reference to the full text of the plans, which are incorporated by reference into Exhibit 10.1 and Exhibit 10.2, respectively, of this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 14, 2015 (the “Annual Meeting”). The final results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below. The proposals below are described in more detail in the Company’s definitive proxy statement for the Annual Meeting, filed on April 3, 2015.

a)	The following individuals were nominated in 2015 to serve as directors until the 2016 Annual Meeting of Shareholders. All nominees were elected. The voting results were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Richard H. Fearon	79,547,630	948,615	3,411,083
Gregory J. Goff	77,017,476	3,478,770	3,411,083
Sandra B. Lin	80,082,521	413,724	3,411,083
Richard A. Lorraine	80,071,314	424,931	3,411,083
Stephen D. Newlin	79,341,988	1,154,258	3,411,083
Robert M. Patterson	80,066,232	430,013	3,411,083
William H. Powell	79,112,164	1,384,082	3,411,083
Kerry J. Preete	79,104,006	1,392,240	3,411,083
Farah M. Walters	78,683,545	1,812,701	3,411,083
William A. Wulfsohn	79,121,740	1,374,506	3,411,083

b)	The shareholders approved, on an advisory basis, our named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
68,787,682	11,573,568	134,995	3,411,083

c)	The shareholders approved the Amended and Restated PolyOne Corporation 2010 Equity and Performance Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
77,095,749	3,310,977	89,519	3,411,083

d)	The shareholders approved the Amended and Restated PolyOne Corporation Senior Executive Annual Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
78,804,412	1,556,951	134,882	3,411,083

e)	The shareholders approved the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results were as follows:

For	Against	Abstain
81,870,811	1,973,671	62,846

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Amended and Restated PolyOne Corporation 2010 Equity and Performance Incentive Plan (Appendix B to the Registrant’s definitive proxy statement on Schedule 14A filed on April 3, 2015, File No. 001-16091, and incorporated herein by reference and made a part hereof)

10.2	Amended and Restated PolyOne Corporation Senior Executive Annual Incentive Plan (Appendix C to the Registrant’s definitive proxy statement on Schedule 14A filed on April 3, 2015, File No. 001-16091, and incorporated herein by reference and made a part hereof)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation

By:	/s/ Lisa K. Kunkle
Lisa K. Kunkle
Senior Vice President, General Counsel and Secretary

Date: May 15, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Amended and Restated PolyOne Corporation 2010 Equity and Performance Incentive Plan (Appendix B to the Registrant’s definitive proxy statement on Schedule 14A filed on April 3, 2015, File No. 001-16091, and incorporated herein by reference and made a part hereof)

10.2	Amended and Restated PolyOne Corporation Senior Executive Annual Incentive Plan (Appendix C to the Registrant’s definitive proxy statement on Schedule 14A filed on April 3, 2015, File No. 001-16091, and incorporated herein by reference and made a part hereof)